EXHIBIT 4.10



                            [FORM OF CLASS A NOTE]
                   SERIES [ ] [CITISERIES] CLASS [A- ] NOTE

$_________                                                           REGISTERED
                                                               No. R-__________
                                                           CUSIP No. __________


[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      CITIBANK CREDIT CARD ISSUANCE TRUST
                   SERIES [ ] [CITISERIES] CLASS [A- ] NOTE

CITIBANK CREDIT CARD ISSUANCE TRUST, a trust formed and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.], or its registered assigns, the principal amount of ______ DOLLARS ($________). The Expected Principal Payment Date for this Note is [ ]. The Legal Maturity Date for this
Note is [ ].

[The Issuer hereby promises to pay interest on this Note at the rate of [ ]% per annum on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the principal amount of this Note outstanding on the preceding Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date), or with respect to the first Interest Payment Date, from the date of issuance of this Note. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]*

[The Issuer hereby promises to pay interest on this Note on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the outstanding principal amount of


-----------------------
*  For fixed rate Notes.

this Note for each interest period from and including the previous Interest Payment Date to but excluding the then current Interest Payment Date in an amount equal to (i) the actual number of days in such interest period divided by 360, (ii) a rate per annum equal to [LIBOR] for such interest period plus [ ]%, and (iii) the outstanding principal amount of this Note as of the previous Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date); provided, that the amount of interest accruing during the interest period from the date of issuance of this Note to the first Interest Payment Date will be $[ ]. [LIBOR] is defined in the Indenture.]*

If any Interest Payment Date or Principal Payment Date of this Note falls on a day that is not a Business Day, the required payment of interest or principal will be made on the following Business Day.

This Note is one of the Series [ ] [Citiseries] Class [A- ] Notes issued pursuant to the Indenture, dated as of [ ], 2000 (as amended and otherwise modified from time to time, the "Indenture") between the Issuer and Bankers Trust Company, as Trustee. For purposes of this Note, the term "Indenture" includes any supplemental indenture or Issuer Certificate relating to the Series [ ] [Citiseries] Class [A- ] Notes. This Note is subject to all of the terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture will have the meanings assigned to them therein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not

--------------------------
*  For floating rate Notes.

be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer.

Dated: __________, 20__            CITIBANK CREDIT CARD ISSUANCE TRUST

                              By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                   Managing Beneficiary of Citibank Credit Card
                                   Issuance Trust

                                   By: __________________________________
                                       Name:
                                       Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within mentioned Indenture.

Dated: ________ __, 20__                BANKERS TRUST COMPANY, as Trustee under
                                        the Indenture

                                        By: _________________________________
                                            Authorized Signatory

                               [REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series [ ] [Citiseries] Class [A- ] Notes (herein called the "Series [ ] [Citiseries] Class [A- ] Notes" or the "Notes"), all issued under an Indenture, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes.

This Note ranks pari passu with all other Class A Notes of the same series, as set forth in the Indenture. This Note is secured to the extent, and by the collateral, described in the Indenture.

The Issuer will pay interest on overdue interest as set forth in the Indenture to the extent lawful.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against the Issuer, the Issuer Trustee, the Banks, the Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder of this Note will be subject to Article V and Section 711 of the Indenture.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that this Note is intended to be debt of the Banks for federal, state and local income and franchise tax purposes, and agrees to treat this Note accordingly for all such purposes, unless otherwise required by a taxing authority.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that it will not at any time institute against the Banks or the Issuer, or join in any institution against the Banks or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Note, the Indenture or any Derivative Agreement.

This Note and the Indenture will be construed in accordance with and governed by the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                           _________________________*
                                                 Signature Guaranteed:


----------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular with- out alteration, enlargement or any change whatsoever.

                            [FORM OF CLASS B NOTE]
                   SERIES [ ] [CITISERIES] CLASS [B- ] NOTE

$_________                                                           REGISTERED
                                                               No. R-__________
                                                           CUSIP No. __________


[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      CITIBANK CREDIT CARD ISSUANCE TRUST
                   SERIES [ ] [CITISERIES] CLASS [B- ] NOTE

CITIBANK CREDIT CARD ISSUANCE TRUST, a trust formed and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal amount of ______ DOLLARS ($________). The Expected Principal Payment Date for this Note is [ ]. The Legal Maturity Date for this
Note is [ ].

[The Issuer hereby promises to pay interest on this Note at the rate of [ ]% per annum on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the principal amount of this Note outstanding on the preceding Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date), or with respect to the first Interest Payment Date, from the date of issuance of this Note. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]*

----------------------
* For fixed rate Notes.

[The Issuer hereby promises to pay interest on this Note on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the outstanding principal amount of this Note for each interest period from and including the previous Interest Payment Date to but excluding the then current Interest Payment Date in an amount equal to (i) the actual number of days in such interest period divided by 360,
(ii) a rate per annum equal to [LIBOR] for such interest period plus [ ]%, and
(iii) the outstanding principal amount of this Note as of the previous Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date); provided, that the amount of interest accruing during the interest period from the date of issuance of this Note to the first Interest Payment Date will be $[ ]. [LIBOR] is defined in the Indenture.]*

If any Interest Payment Date or Principal Payment Date of this Note falls on a day that is not a Business Day, the required payment of interest or principal will be made on the following Business Day.

This Note is one of the Series [ ] [Citiseries] Class [B- ] Notes issued pursuant to the Indenture, dated as of [ ], 2000 (as amended and otherwise modified from time to time, the "Indenture") between the Issuer and Bankers Trust Company, as Trustee. For purposes of this Note, the term "Indenture" includes any supplemental indenture or Issuer Certificate relating to the Series [ ] [Citiseries] Class [B- ] Notes. This Note is subject to all of the terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture will have the meanings assigned to them therein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not

-------------------------
* For floating rate Notes.

be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer.

Dated: __________, 20__            CITIBANK CREDIT CARD ISSUANCE TRUST

                              By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                   Managing Beneficiary of Citibank Credit Card
                                   Issuance Trust

                                    By: __________________________________
                                        Name:
                                        Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within mentioned Indenture.

Dated: ________ __, 20__             BANKERS TRUST COMPANY, as Trustee under
                                     the Indenture

                                     By: _________________________________
                                         Authorized Signatory

                               [REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series [ ] [Citiseries] Class [B- ] Notes (herein called the "Series [ ] [Citiseries] Class [B- ] Notes" or the "Notes"), all issued under an Indenture, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes.

This Note ranks pari passu with all other Class B Notes of the same series, and this Note is subordinated to all Class A Notes of the same series, as set forth in the Indenture. This Note is secured to the extent, and by the collateral, described in the Indenture.

The Issuer will pay interest on overdue interest as set forth in the Indenture to the extent lawful.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against the Issuer, the Issuer Trustee, the Banks, the Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder of this Note will be subject to Article V of the Indenture.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that this Note is intended to be debt of the Banks for federal, state and local income and franchise tax purposes, and agrees to treat this Note accordingly for all such purposes, unless otherwise required by a taxing authority.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that it will not at any time institute against the Banks or the Issuer, or join in any institution against the Banks or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Note, the Indenture or any Derivative Agreement.

This Note and the Indenture will be construed in accordance with and governed by the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                               _________________________*
                                                     Signature Guaranteed:


--------------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular with- out alteration, enlargement or any change whatsoever.

                            [FORM OF CLASS C NOTE]
                   SERIES [ ] [CITISERIES] CLASS [C- ] NOTE

$_________                                                           REGISTERED
                                                               No. R-__________
                                                           CUSIP No. __________

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND IN THE INDENTURE REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      CITIBANK CREDIT CARD ISSUANCE TRUST
                   SERIES [ ] [CITISERIES] CLASS [C- ] NOTE

CITIBANK CREDIT CARD ISSUANCE TRUST, a trust formed and existing under the laws of the State of Delaware (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal amount of ______ DOLLARS ($________). The Expected Principal Payment Date for this Note is [ ]. The Legal Maturity Date for this
Note is [ ].

[The Issuer hereby promises to pay interest on this Note at the rate of [ ]% per annum on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the principal amount of this Note outstanding on the preceding Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date), or with respect to the first Interest Payment Date, from the date of issuance of this Note. Interest will be computed on the basis of a 360-day year of twelve 30-day months.]*

----------------------
* For fixed rate Notes.

[The Issuer hereby promises to pay interest on this Note on each [ ] and [ ], beginning on [ ], 20[ ], until the principal of this Note is paid or made available for payment, subject to certain limitations set forth in the Indenture. Interest will accrue on the outstanding principal amount of this Note for each interest period from and including the previous Interest Payment Date to but excluding the then current Interest Payment Date in an amount equal to (i) the actual number of days in such interest period divided by 360,
(ii) a rate per annum equal to [LIBOR] for such interest period plus [ ]%, and
(iii) the outstanding principal amount of this Note as of the previous Interest Payment Date (after giving effect to any payments of principal made on the preceding Interest Payment Date); provided, that the amount of interest accruing during the interest period from the date of issuance of this Note to the first Interest Payment Date will be $[ ]. [LIBOR] is defined in the Indenture.]*

If any Interest Payment Date or Principal Payment Date of this Note falls on a day that is not a Business Day, the required payment of interest or principal will be made on the following Business Day.

This Note is one of the Series [ ] [Citiseries] Class [C- ] Notes issued pursuant to the Indenture, dated as of [ ], 2000 (as amended and otherwise modified from time to time, the "Indenture") between the Issuer and Bankers Trust Company, as Trustee. For purposes of this Note, the term "Indenture" includes any supplemental indenture or Issuer Certificate relating to the Series [ ] [Citiseries] Class [C- ] Notes. This Note is subject to all of the terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture will have the meanings assigned to them therein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note will not

-------------------------
* For floating rate Notes.

be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Issuer Authorized Officer.

Dated: __________, 20__       CITIBANK CREDIT CARD ISSUANCE TRUST

                              By:  CITIBANK (SOUTH DAKOTA), N.A., as
                                   Managing Beneficiary of Citibank Credit Card
                                   Issuance Trust

                                   By: __________________________________
                                       Name:
                                       Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within mentioned Indenture.

Dated: ________ __, 20__         BANKERS TRUST COMPANY, as Trustee under
                                 the Indenture

                                 By: _________________________________
                                     Authorized Signatory

                               [REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series [ ] [Citiseries] Class [C- ] Notes (herein called the "Series [ ] [Citiseries] Class [C- ] Notes" or the "Notes"), all issued under an Indenture, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes.

This Note ranks pari passu with all other Class C Notes of the same series, and this Note is subordinated to all Class A Notes and Class B Notes of the same series, as set forth in the Indenture. This Note is secured to the extent, and by the collateral, described in the Indenture.

The Issuer will pay interest on overdue interest as set forth in the Indenture to the extent lawful.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against the Issuer, the Issuer Trustee, the Banks, the Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on this Note or any other amount payable to the Holder of this Note will be subject to Article V of the Indenture.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that this Note is intended to be debt of the Banks for federal, state and local income and franchise tax purposes, and agrees to treat this Note accordingly for all such purposes, unless otherwise required by a taxing authority.

Each Holder by acceptance of this Note, and each owner of a beneficial interest in this Note by acceptance of a beneficial interest in this Note, agrees that it will not at any time institute against the Banks or the Issuer, or join in any institution against the Banks or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Note, the Indenture or any Derivative Agreement.

This Note and the Indenture will be construed in accordance with and governed by the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                              _________________________*
                                                    Signature Guaranteed:




----------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular with- out alteration, enlargement or any change whatsoever.